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                                                                    Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion in this Amendment No. 1 to Report on Form 8-K dated August 9, 1995 of Brite Voice Systems, Inc. of our report dated April 7, 1995 with respect to the financial statements of Telecom Services Limited (U.S.), Inc. and Affiliates.



                                                  /s/ Ernst & Young, LLP
Ernst & Young LLP
MetroPark, New Jersey

October 23, 1995

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